UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
June 22, 2026
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On January 5, 2026, The PNC Financial Services Group, Inc. (“PNC”) announced that it had completed its acquisition of FirstBank Holding Company, including its banking subsidiary, FirstBank (“FirstBank”). On June 22, 2026, PNC issued a press release announcing the completion of the conversion of customers and branches of FirstBank to PNC Bank, National Association, an indirect wholly owned subsidiary of PNC (“PNC Bank”). A copy of the press release announcing the conversion is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the conversion, on June 18, 2026 at 11:59 p.m. ET, FirstBank merged with and into PNC Bank, with PNC Bank continuing as the surviving entity.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

99.1	Press release of The PNC Financial Services Group, Inc., dated June 22, 2026.	Filed herewith
104	The cover page of this Current Report on Form 8-K, formatted as an inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	June 22, 2026	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller